[Logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          DECEMBER 31, 2000
WE INVENTED THE MUTUAL FUND(R)




                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) MONEY
                              MARKET SERIES

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your investment professional.
Jean O. Alessandro*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
James O. Yost*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
                                                    WORLD WIDE WEB
Robert R. Flaherty*                                 www.mfs.com
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED              MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o  face-to-face contact with senior management as well as frontline workers

o  analysis of the company's financial statements and balance sheets

o  contact with the company's current and potential customers

o  contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
Market expectations continued to shift dramatically during the 12-month period. Early in the period, the Federal Reserve Board (the Fed) continued its rate-hike policy that had started in mid-1999. Over the last six months, however, economic indicators emerged showing that the Fed's rate hikes were beginning to take effect and that the torrid pace of economic growth that prevailed over the past year was moderating. In response, investor sentiment began to switch from expectations that the Fed would continue to hike interest rates to a belief toward the end of the period that the Fed would cut rates early in 2001.

As a result, in the early part of the period, we structured the portfolio with a relatively short maturity and targeted 25 days for the average maturity of the series' holdings. Later in the period, however, we began to lengthen the series' maturity and targeted 50 days for the average maturity of the series' holdings.

Looking out over the next six to twelve months, we believe the Fed will achieve its goal of a soft landing, where economic growth slows to a sustainable, noninflationary pace. In the near term, if economic conditions continue to deteriorate or if financial markets around the world show signs of a potential crisis, we believe the Fed will act quickly to lower rates. After a couple of potential interest rate cuts that may be necessary to jump-start economic growth, in our opinion, the Fed is likely to maintain a stable monetary policy. We believe in this environment, we're likely to maintain an average maturity that is moderately longer than that of our peers.

We continue to limit the series' investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to help provide security against credit risk. On December 31, 2000, approximately 92% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. These risks may increase share price volatility. See the prospectus for details.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions. These risks may increase share price volatility. See the prospectus for details.

Respectfully,

/s/ Jean O. Alessandro

Jean O. Alessandro
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Jean O. Alessandro is Assistant Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the money market portfolios of our mutual funds and annuities.

Jean joined MFS in 1986 as a fixed-income trading assistant. From 1986 to 1990, she was a money market trader and, from 1990 to 1993, a senior money market specialist. She was named Investment Officer in 1993, portfolio manager in 1998, and Assistant Vice President in 1999. Jean earned a bachelor's degree from the University of Connecticut.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

Size: $11.2 million net assets as of December 31, 2000

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Commercial Paper - 91.5%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
    Abbey National North America, due 1/25/01                              $400           $   398,240
    AES Hawaii, Inc. (Bank of America), due 2/16/01                         400               396,714
    Alpine Securitization Corp., due 1/16/01                                300               299,177
    American Express Credit Corp., due 3/02/01                              350               346,226
    American General Corp., due 3/19/01                                     400               394,627
    Anheuser-Busch, Inc., due 1/11/01                                       460               459,169
    Archer Daniels Midland Co., due 3/07/01 - 4/06/01                       400               393,743
    Associates Corp. of North America, due 1/19/01                          250               249,184
    Barton Capital Corp., due 1/12/01                                       300               299,397
    Campbell Soup Co., due 1/24/01                                          400               398,339
    Caterpillar Financial Services N V, due 1/26/01                         400               398,200
    Duke Power Co., due 2/23/01                                             400               396,231
    Florida Power & Light Co., due 1/25/01                                  355               353,450
    Ford Motor Credit Corp., due 1/18/01                                    378               376,834
    Gannett, Inc., due 1/29/01                                              400               397,968
    General Motors Acceptance Corp., due 2/05/01                            400               397,453
    Goldman Sachs Group LP, due 1/11/01                                     400               399,272
    Halliburton Co., due 1/25/01                                            250               248,905
    Heinz (H.J.) Co., due 2/13/01                                           300               297,689
    ING America Insurance Holdings, due 1/25/01                             400               398,259
    McGraw Hill, Inc., due 2/21/01                                          400               396,328
    Merck & Co., Inc., due 1/17/01                                          190               189,448
    Merrill Lynch & Co., Inc., due 2/12/01                                  300               297,739
    Receivables Capital Corp., due 3/07/01                                  300               296,566
    Sheffield Receivables Corp., due 2/01/01 - 2/02/01                      450               447,428
    Societe Generale, due 4/05/01 - 5/30/01                                 350               343,222
    Teco Finance, Inc., due 2/28/01                                         200               197,906
    UBS Finance, Inc., due 5/03/01                                          250               244,679
    Verizon Global Funding, due 1/26/01                                     350               348,408
    Wachovia Corp., due 4/03/01                                             200               196,713
-------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                                 $10,257,514
-------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligation - 8.0%
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/19/01, at Amortized
      Cost                                                                 $900           $   897,111
-------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost                                                      $11,154,625
Other Assets, Less Liabilities - 0.5%                                                          59,626
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $11,214,251
-------------------------------------------------------------------------------------------------------
See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                      $11,154,625
  Cash                                                               73,954
  Other assets                                                        2,224
                                                                -----------
      Total assets                                              $11,230,803
                                                                -----------
Liabilities:
  Payable for series shares reacquired                          $    16,001
  Payable to affiliate --
    Management fee                                                      459
    Reimbursement fee                                                    92
                                                                -----------
      Total liabilities                                         $    16,552
                                                                -----------
Net assets (represented by paid-in capital)                     $11,214,251
                                                                ===========
Shares of beneficial interest outstanding                        11,214,251
                                                                ===========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)        $1.00
                                                                  =====
See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                $683,665
                                                                 --------

  Expenses -
    Management fee                                               $ 53,856
    Trustees' compensation                                          2,180
    Shareholder servicing agent fee                                 3,749
    Administrative fee                                              1,521
    Custodian fee                                                  11,267
    Printing                                                        8,527
    Auditing fees                                                  20,850
    Legal fees                                                      1,905
    Miscellaneous                                                   2,386
                                                                 --------
      Total expenses                                             $106,241
    Fees paid indirectly                                           (1,851)
    Reduction of expenses by investment adviser                   (39,763)
                                                                 --------
      Net expenses                                               $ 64,627
                                                                 --------
        Net investment income                                    $619,038
                                                                 ========
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                            2000          1999
--------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                            $   619,038   $   562,722
                                                            -----------   -----------
Series share (principal) transactions at net asset value
  of $1.00 per share -
  Net proceeds from sale of shares                          $ 8,569,228   $11,892,729
  Net asset value of shares issued to shareholders in
    reinvestment
    of distributions                                            619,222       562,473
  Cost of shares reacquired                                  (9,400,610)  (12,597,423)
                                                            -----------   -----------
    Total decrease in net assets                            $  (212,160)  $  (142,221)
Net assets:
  At beginning of period                                     11,426,411    11,568,632
                                                            -----------   -----------
  At end of period                                          $11,214,251   $11,426,411
                                                            ===========   ===========

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                   2000       1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $  1.00     $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                -------     ------      ------      ------      ------
Income from investment operations# -
  Net investment income(S)                      $  0.06     $ 0.05      $ 0.05      $ 0.05      $ 0.04
                                                -------     ------      ------      ------      ------
Less distributions declared to
  shareholders from net investment income       $ (0.06)    $(0.05)     $(0.05)     $(0.05)     $(0.04)
                                                -------     ------      ------      ------      ------
Net asset value - end of period                 $  1.00     $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                =======     ======      ======      ======      ======
Total return                                      5.93%      4.59%       4.91%        4.91%       4.55%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.62%      0.61%       0.62%        0.61%       0.63%
  Net investment income                           5.76%      4.52%       4.76%        4.91%       4.53%
Net assets at end of period (000 Omitted)       $11,214    $11,426     $11,569      $8,755      $  633

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.10% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)               $ 0.05      $ 0.04     $ 0.05       $ 0.04     $ (0.21)
     Ratios (to average net assets):
       Expenses##                                0.99%       0.88%      0.96%        1.36%       27.74%
       Net investment income (loss)              5.39%       4.25%      4.42%        4.16%     (22.58)%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and /or life insurance products. As of December 31, 2000, there were 6 shareholders in the series.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly -- The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions -- The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 2000, the series, for federal income tax purposes, had a capital loss carryforward of $92 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005, ($24), December 31, 2006, ($21), December 31, 2007, ($8), and December 31, 2008, ($39).

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $215,868.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator -- The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $383,105,209 and $384,015,072, respectively.

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $72. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities of MFS Money Market Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.     VMM-2 02/01 1M